SUPPLEMENT TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

I.              Evergreen Institutional Mortgage Portfolio (the “Fund”)

                Mehmet Camurdan, CFA, is no longer a portfolio manager of the Fund.

                The sections of the Fund’s prospectus entitled "Fund Facts" and "The Fund’s Portfolio Managers" and the section entitled “PORTFOLIO MANAGERS” in Part II of the Fund’s SAI are revised accordingly.

April 15, 2008	582238 (4/08)